DiaMedica THERAPEUTICS



Investor Presentation

September 2021

Cautionary Note Regarding Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and forward-looking information that are based on the beliefs of management and reflect our current expectations. When used in this presentation, the words "estimate," "believe," "anticipate," "intend," "expect," "plan," "continue," "look forward," "will," "may," "potential" or "should," the negative of these words or comparable terminology and the use of future dates are intended to identify forward-looking statements. The forward-looking statements in this presentation include statements regarding the anticipated clinical benefits and success of DM199, potential study result scenarios and potential labels and indications for DM199, the safety and efficacy of DM199, the timing, requirements and anticipated outcomes of our clinical programs, including our Phase 2/3 trial for DM199 in patients with acute ischemic stroke (AIS), which we believe has the potential to serve as a pivotal registration study of DM199 in that patient population, and our ongoing REDUX study. Such statements reflect management's current view and we undertake no obligation to update or revise any of these statements. By their nature, forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements, or other future events, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Applicable risks and uncertainties include, among others, the possibility of unfavorable results from our ongoing or future clinical trials of DM199, including our Phase 2/3 trial for DM199 in patients with AIS which we just initiated and the fact that the interim REDUX study data we released remains preliminary and future interim and final results may differ materially from the data released; the risk that existing preclinical and clinical data may not be predictive of the results of ongoing or later clinical trials; the possibility of unfavorable results from subsequent analysis of existing or future data from our studies of DM199; our plans to develop, obtain regulatory approval for and commercialize our DM199 product candidate for the treatment of AIS and chronic kidney disease (CKD) and our expectations regarding the benefits of DM199; our ability to conduct successful clinical testing of DM199 and within anticipated parameters, costs and timeframes; the perceived benefits of DM199 over existing treatment options; the potential direct or indirect impact of the COVID-19 pandemic on our business; our reliance on collaboration with third parties to conduct clinical trials; our ability to continue to obtain funding for our operations, including funding necessary to complete planned clinical trials and obtain regulatory approvals for DM199 for AIS and CKD, and the risks identified under the heading "Risk Factors" in our annual report on Form 10-K for the fiscal year ended December 31, 2020 and our subsequent U.S. Securities and Exchange Commission (SEC) filings. The forward-looking information contained in this presentation represents our expectations as of the date of this presentation and, accordingly, is subject to change after such date. Investors should not place undue importance on forward-looking information and should not rely upon this information as of any other date. While we may elect to, we do not undertake to update this information at any particular time except as required in accordance with applicable laws.

Potential New Standard of Care for Acute Ischemic Stroke (AIS)

Unique Opportunity to Address AIS Market

- Treatment window within 24 hours of stroke
- Opportunity to address both stroke recovery and stroke recurrence
- ~700K AIS patients in US
- 80% of AIS patients have no treatment options

Strong Supporting Data from Asia

- KLK1 improves blood flow, lowers inflammation and believed to stabilizes plaque
- KLK1 forms extracted from human urine/porcine approved to treat stroke and other diseases in Asia
- Millions of patients safely and effectively treated

1st Recombinant KLK1 Product - DM199

- Efficacy – DM199 Phase 2 results comparable to endogenous forms in Asia
- Safety/tolerability – excellent profile in 250+ patients
- Strong IP and low-cost manufacturing

Two Paths to Fast Approval in Stroke

- Fast path to data – 350 patient study, 90-day endpoint
- Potential for FDA approval in stroke for either primary endpoint: recovery or recurrence

Stroke Represents a Large, Underserved Market

Gaps in Treatment Lead to Significant Disability and Stroke Recurrence

Acute Ischemic Stroke (AIS)

Blockage of blood flow in brain
- Leading cause of adult disability
- 2nd leading cause of death WW

15 million strokes per year globally

800,000 strokes per year in US

87% acute ischemic strokes

Stroke Recurrence
- 25% of all strokes
- More disabling, fatal and costly[1]

>500,000: DM199 initial US target market

>$10B estimated annual U.S. revenue opportunity

DiaMedica Therapeutics

1. https://theconversation.com/one-in-three-stroke-survivors-have-another-attack-the-nhs-could-do-more-to-prevent-it-77196

80% of Ischemic Stroke Patients Lack Treatment Options

DM199 Addresses This Gap by Expanding the Treatment Window to 24 Hours Post Stroke



Stroke Type	0-4.5 hours	4.5-9 hours	9-12 hours	12-24 hours	>24 hours
Small Vessel Occlusion (SVO)	tPA ACTIVASE	DM199 ~80% of Acute Ischemic Strokes			
Large Vessel Occlusion (LVO)	Mechanical Thrombectomy (MT) Penumbra				

tPA (Activase®)
Limited to 4.5 hours

MT
Limited to LVO strokes within 6 hours and, in some cases, up to 24hours

DM199 Improves Endothelial Health

Differentiated Mechanism Addresses Both Recovery and Prevention of Recurrent Strokes


DM199 (KLK1)
Kininogen
Lys-Bradykinin
Nitric oxide
Prostaglandins
Endothelial health
Vessel vasodilation
Reduced blood pressure
Reduced inflammation
Reduced risk of thrombus
Reduced oxidative stress
Improved blood flow


Endothelium

Healthy blood vessels improve stroke recovery and reduce stroke reccurence.

Profound Treatment Effect in Stroke with Marketed Urinary KLK1 in Asia

Improves Recovery and Reduces Risk for Recurrent Stroke

Meta Analysis

Journal of INTERNATIONAL MEDICAL RESEARCH

Journal of International Medical Research

Efficacy and safety of human urinary kallidinogenase for acute ischemic stroke: a meta-analysis

Journal of International Medical Research, 48(9) 1–10, 2020;

200+ Urinary-KLK1 clinical studies demonstrated efficacy, including:

- Improved stroke recovery and stroke recurrence
- Improved blood flow & Inflammation
- Association between low KLK1 levels & stroke recurrence

ORIGINAL RESEARCH

WILEY Brain and Behavior

Human Urinary Kallidinogenase decreases recurrence risk and promotes good recovery

Therapeutic Advances in Neurological Disorders

Human tissue kallikrein in the treatment of acute ischemic stroke

Research Article

Tissue Kallikrein Activity, Detected by a Novel Method, May Be a Predictor of Recurrent Stroke: A Case-Control Study

Disease Markers Volume 2015, Article ID 159750,

Plasma Tissue Kallikrein Level Is egatively Associated with Incident and Recurrent Stroke: A Multicenter Case–Control Study in China

Annals of Neurology (2011) 70:265-73

NEUROLOGICAL RESEARCH

Taylor & Francis

ARTICLE

Human urinary kallidinogenase in treating acute ischemic stroke patients: analyses of pooled data from a randomized double-blind placebo-controlled phase IIb and phase III clinical trial

DM199 Prevented Ischemic Stroke Recurrences in Phase 2 Trial

Even More Pronounced in Non-Mechanical Thrombectomy Participants



Recurrent Ischemic Stroke at Day 90
All Participants
Cumulative Incidence (%)
13.3%
4/6
Fatal
-13.3%
P=0.012
0.0%
Placebo
N=45
DM199
N=46
Non-MT Participants
Cumulative Incidence (%)
19%
4/4
Fatal
-19%
P=0.037
0.0%
Placebo
N=21
DM199
N=25

DiaMedica THERAPEUTICS

Improvement in Stroke Recovery and Lower Death Rate vs Placebo in Phase 2

Potential to Increase Patients with Full or Nearly Full Recovery and to Resume Normal Lives

Stroke Outcomes and Deaths at Day 90

Non-MT Participants



Excellent Outcomes
NIHSS ≤1
+22%
14%
36%
Placebo
N=21
DM199
N=25
mRS ≤1
+15%
10%
25%
Placebo
N=21
DM199
N=24
Deaths
-12%
24%
12%
Placebo
N=21
DM199
N=25

15-22% absolute increase in excellent outcomes in comparison to placebo

12% absolute reduction in death in comparison to placebo

Potential Benefit Much Greater Than Recently Approved Drug For Recurrence

Modest Benefit by Brilinta® Led to Label Expansion in 2020 For Preventing Stroke Recurrence



Recurrent Ischemic Stroke
Absolute Risk Reduction
1.2%
Phase 3[1]
19%
Non-MT
N=46
13%
Overall
N=91
Phase 2[2]
BRILINTA
ticagrelor tablets
Mild
Stroke Severity
DM199
Moderate-Severe
Stroke Severity

1. Mild-moderate stroke severity patients, P=0.015 at 30 days, Severe bleeding increased by 0.4%, no-MT. www.brilintahcp.com/content/dam/physician-services/us/523-hcp-brilinta-redesign/pdf/brilinta-thales-study-results.pdf.
2. Moderate stroke severity patients, P=0.012 at 30 and 90 days; Phase 2 ReMEDy study.

DM199 Shows Potential Best-in-Class Improvement in Stroke Recovery



Improved Excellent Outcomes (NIHSS ≤1) vs Placebo
All Studies Excluded MT
11%[1]
<3 Hours
7%[2]
3-4.5 Hours
19%[3]
<72 Hours
22%
<24 Hours
N=46
ACTIVASE
ALTEPLASE
tPA
Kailikang®
Urinary KLK1
DM199
Recombinant KLK1

1. New England Journal Med 1995; 333:1581-1588; and N Engl J Med 2008 Sep 25;359(13):1317-2; associated with 5.8% absolute increase in intracranial hemorrhage. Phase 3 N=333.
2. New England Journal Med 2008 Sep 25;359(13):1317-2; associated with 9.4% absolute increase in intracranial hemorrhage, N=821.
3. Brain and Behavior, 2020; 10:e01461. https://pubmed.ncbi.nlm.nih.gov/31793238

DM199 Excellent Safety Profile

Consistent with Earlier DM199 Studies and Approved Human Urinary Forms of KLK1

- 250+ participants dosed with DM199 in studies including stroke, kidney disease and healthy volunteers
  - 2,000+ doses administered
- No serious adverse events related to DM199
- No discontinuations or dosing interruptions due to tolerability
- No hypotension difference compared to placebo
- 1 severe hemorrhagic stroke in Phase 2 stroke study, patient also received tPA
- Most common related adverse events observed - all of which self-resolved:
  - Constipation
  - Nausea
  - Headache

ReMEDy2 DM199 Pivotal P2/3 Trial Design Enables Two Shots on Goal

Two Independent Primary Endpoints with Interim Analysis: Stroke Recovery & Stroke Recurrence

Key Eligibility Criteria

- Mild to Moderate AIS: NIHSS 5 to 20
- AIS confirmed via CT or MRI
- Age 18+
- N= ~350

R

DM199

350 Participants
1:1 randomization

Placebo

Endpoints

2 Independent Primary:
- Recovery: Modified Rankin Score (mRS)
- Recurrence: % with recurrent strokes

Secondary:
NIHSS, mRS shift, BI and mortality

Screening → Randomization → 3-week Treatment Period → 30 & 90-Day Follow-up

Exclusion Criteria

- Hemorrhagic stroke
- Large vessel occlusion (MT eligible)
- tPA (Activase®)

Treatment: 24-hour Window

- 1st dose within 24-hours of stroke onset
  - DM199 IV (1 µg/kg) or placebo
- 3-weeks treatment, 2x week
  - DM199 SC (3 µg/kg) or placebo

Blinded DSMB Interim Analysis

- After ~140 participants complete study, potential to increase study sample size if deemed appropriate

ReMEDy2

Successful if it Achieves ~Half of the Effect Observed in Phase 2

Three potential labels with Recovery / Recurrence

Improvement required to achieve statistical significance (P<0.05) with 350 Participants:

- Stroke Recovery: ~8-9% (vs. 15% in Phase 2)
- Stroke Recurrence: ~4-5% (vs. 19% in Phase 2)

Potential Clinical Trial Outcomes		Potential Indication & Usage Label
P<0.05 for both Stroke Recovery[2]: √ Stroke Recurrence: √	→	Improve Stroke Recovery & Reduce Risk of Recurrence
P<0.05 for Recovery Only Stroke Recovery: √ Stroke Recurrence: ns	→	Improve Stroke Recovery
P<0.025 for Recurrence Only Stroke Recovery: ns Stroke Recurrence: √	→	Reduce Risk of Stroke Recurrence
P>0.05 for both Stroke Recovery: ns Stroke Recurrence: ns	→	N/A[3]

1. FDA Multiple Endpoints in Clinical Trials Guidance for Industry. www.fda.gov/files/drugs/published/Multiple-Endpoints-in-Clinical-Trials-Guidance-for-Industry.pdf.
2. Stroke Recovery: excellent outcomes, mRS=0-1
3. N/A = not statistically significant

DiaMedica THERAPEUTICS

DiaMedica Pipeline

Focus on Pivotal Study in AIS and Completion of Phase 2 Kidney Studies

	Program	Product	Preclinical	Phase I	Phase 2	Pivotal	Milestones
Neuro	**Acute Ischemic Stroke (AIS):** Stroke Recovery & Recurrence Reduction	DM199 IV/SC	ReMEDy2 Pivotal Phase 2/3				Trial opened for enrollment (September 2021) Blinded interim analysis by early 2023
Renal	IgA Nephropathy	DM199 SC	REDUX Phase 2				Interim update Nov 2021
Renal	Hypertensive African Americans with CKD	DM199 SC	REDUX Phase 2				Interim update Nov 2021
Other	Recombinant protein	DM300	Preclinical				Ongoing development

Pipeline:
Future CKD opportunity


DiaMedica
THERAPEUTICS

DM199 Mechanism Applies to Improving Kidney Health

KLK1 Is Predominately Produced in Kidneys & Regulates Multiple Interrelated Mechanisms


Afferent Arteriole
Efferent Arteriole
1
Unfiltered Blood
4
Autoimmune CKD Diseases
2
FILTRATION
Renal Tubule
Peritubular Capillaries (PTCs)
3
Filtered Blood
KLK1 predominantly produced in renal tubules

DM199 Potential Kidney Benefits

1. **Regulate blood flow (↑ eGFR):**
   - Improve micro vascularization blood flow
2. **Improve glomerular function (↓ UACR):**
   - Reduce inflammation, oxidative stress and fibrosis
   - Prevent or reduce thickening of glomerular basement membrane
   - Inhibit mesangial cell proliferation
   - Improve podocyte health
3. **Regulate epithelial sodium channel (ENaC):**
   - Regulate salt & water reabsorption and excretion
   - Control blood pressure
4. **Increase Tregs (halt autoimmune attack)**
   - Halt pathological autoimmune attack on glomerulus
   - Potential to be disease modifying

DM199 for IgA Nephropathy and Hypertensive African Americans

Areas for Potential Label Expansion After Stroke

IgA Nephropathy

- A rare and devastating cause of kidney disease with prevalence of ~140K in US, ~200K in EU, ~180 in Japan and ~2M in China
- Up to 50% of patients progress to end stage renal disease (ESRD) within 10-20 years
- Proteinuria reduction recognized by FDA as surrogate endpoint for accelerated approval with full approval based on kidney function (eGFR)
- No approved treatment options

Hypertensive African Americans with CKD

- ~6 million African Americans with CKD
- KLK1 levels significantly lower than Caucasians[1]
  3x – 4x more kidney failure than Caucasians
- APOL1 gene mutation = higher risk of ESRD
  Potential rare disease
- No approved treatment options

1. The Journal of Clinical Investigation Volume 60 July 1977 *129-138

IgA Nephropathy – Interim Analysis REDUX Phase 2 CKD, after 95 days Treatment

KOLs Excited By Significant Reductions Seen in Moderate/Severe Patients - Warrants Further Study


UACR Change By Patient - Moderate to Severe Baseline Albuminuria (UACR >500) (N=11)
10.0%
0.0%
-10.0%
-20.0%
-30.0%
-40.0%
-50.0%
-60.0%
-70.0%
-80.0%
% Change from Baseline
Avg = -33%
(P=0.0016)
3 subjects in REDUX study
requested compassionate use
at end of treatment period
eGFR - stable from baseline

DiaMedica THERAPEUTICS

Corporate Summary


DiaMedica
Nasdaq
DMAC
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DiaMedica
THERAPEUTICS

DM199 Multi-layered IP Position, Potential for Regulatory Exclusivity

Patents & Regulatory Exclusivity

Patents

- **Composition of matter**
  - issued (2033)[1]
- Subcutaneous and improved PK
  - issued (2033)
- Dosing, route of delivery and formulation
  - pending (2038)

Regulatory exclusivities - biologics

- FDA: up to 12 years
- EMA: up to 10 years

Manufacturing & Trade Secrets

Produced at up to 250L

- Planned commercial scale
- High-efficiency production based on proprietary cell line technology for creating and growing cells that release large amounts of KLK1
  - Exclusivity with manufacturer
- Proprietary expression system, composition & know-how

Key CMC Challenges Solved: 1) protein activity and 2) economical/scalable manufacturing

DiaMedica THERAPEUTICS

1. Eligible for regulatory patent term extension up to five years

Leadership

Rick Pauls, MBA
President & CEO
CEO of DiaMedica since 2010. Former venture investor and financial analyst.

Scott Kellen, CPA
CFO & VP Finance
25+ years in life sciences industry. CPA (inactive), held senior leadership roles including CFO and COO for several private and pubic (Nasdaq) companies.

Harry Alcorn Jr., Pharm.D
SVP Clinical Operations
30+ years biopharma experience. Principle Investigator of over 150+ clinical studies and investigator on 300+ studies. Former Chief Scientific Officer at DaVita Clinical Research.

Sydney Gilman, Ph.D.
VP Regulatory Affairs
30+ years regulatory and drug develop experience with multiple products through product approval. Positions with Elan, Amylin and Bristol Myers Squibb. Also spent 6 years as FDA reviewer.

Clinical Advisory Boards

Stroke/Cardiovascular

Philip Bath, M.D., DSC
Stroke Association Professor of Stroke Medicine, and Chair and Head of the Division of Clinical Neuroscience at the University of Nottingham.

Scott Kasner, M.D.
Professor of Emergency Medicine and Director of Comprehensive Stroke Center at the University of Pennsylvania.

Pooja Khatri, M.D.
Professor of Neurology and Director of Acute Stroke at the University of Cincinnati.

John Volpi, M.D.
Co-Director of the Eddy Scurlock Stroke Center at Houston Methodist and Associate Professor of Clinical Neurology at the Institute for Academic Medicine.

Paolo Madeddu, M.D.
Chair of Experimental Cardiovascular Medicine, University of Bristol. KLK1 expert, over 310 publications including over 55 related to KLK1.

Kidney Diseases

George Bakris, M.D.
Professor of Medicine and Director of the American Heart Association Comprehensive Hypertension Center at the University of Chicago.

Rajiv Agarwal, M.D.
Tenured Professor of Medicine at Indiana University School of Medicine. Published 250 original papers and reviews in Nephrology.

Glenn Chertow, M.D.
Chief, Division of Nephrology at Stanford University School of Medicine, Norman S. Coplon Satellite Healthcare Professor of Medicine and (by courtesy) of Health Research and Policy.

Charles Herzog, M.D.
Professor of medicine at the University of Minnesota, and cardiologist at Hennepin County Medical Center "HCMC" for 34 years.

Aldo Peixoto, M.D.
Professor of Medicine in the Section of Nephrology at the Yale University School of Medicine.

Stock and Financial Information

NASDAQ (DMAC)	
Recent Price (September 1, 2021)	$4.30
Market Capitalization	$81M
Shares Outstanding	19M
Fully Diluted Shares Outstanding	20.5M
Cash and Investments (June 30, 2021)	$21M
Debt	$0

Summary

Unique Opportunity to Address AIS Market

- Treatment window within 24 hours of stroke
- Opportunity to address both stroke recovery and stroke recurrence
- ~700K AIS patients in US
- 80% of AIS patients have no treatment options

Strong Supporting Data from Asia

- KLK1 improves blood flow, lowers inflammation and believed to stabilizes plaque
- KLK1 forms extracted from human urine/porcine approved to treat stroke and other diseases in Asia
- Millions of patients safely and effectively treated

1st Recombinant KLK1 Product - DM199

- Efficacy – DM199 Phase 2 results comparable to endogenous forms in Asia
- Safety/tolerability – excellent profile in 250+ patients
- Strong IP and low-cost manufacturing

Two Paths to Fast Approval in Stroke

- Fast path to data – 350 patient study, 90-day endpoint
- Potential for FDA approval in stroke for either primary endpoint: recovery or recurrence

DiaMedica THERAPEUTICS

NASDAQ: DMAC

www.diamedica.com

Thank you!